UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2004

Valley Community Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Washington	000-30447	91-1913479

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identi- fication Number)

1307 East Main, Puyallup, Washington 98372

(Address of principal executive offices/Zip Code)

Registrant’s telephone number, including area code: (253) 848-2316

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
Exhibit 99

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit 99: Press Release dated January 26, 2004

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 26, 2004, Valley Community Bancshares, Inc. released earnings information for the full year of 2003 and announced a 60¢ per share cash dividend and a 5% stock dividend payable to shareholders of record on December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Report.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: January 28, 2004.

VALLEY COMMUNITY BANCSHARES, INC.

By:	/s/ Joseph E. Riordan
Joseph E. Riordan
Executive Vice President/CFO

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